UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2023

BIMI International Medical Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34890	02-0563302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

725 5th Avenue, 15th Floor, 15-01 New York NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212 542 0028

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	BIMI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 — Submission of Matters to a Vote of Security Holders

At the special meeting of shareholders of BIMI International Inc. (the “Registrant” or the “Company”) held on April 13, 2023, the shareholders of the Registrant (the “Shareholders”) voted and approved, (1) in accordance with Nasdaq Marketplace Rule 5635(a), the issuance of shares of the Company’s common stock (the “Common Stock”) pursuant to the stock purchase agreement dated as of July 5, 2022, as amended on February 27, 2023, between the Company and Mr. Fnu Oudom (“Mr. Oudom”), the Chairman of the board of directors, whereby the Company agreed to issue: (i) 270,000 shares of Common Stock to Mr. Oudom as partial consideration for the Company’s purchase of 100% of the equity interests in Phenix Bio Inc. (“Phenix”) from Mr. Oudom and (ii) 5,000,000 shares of Common Stock to Mr. Oudom in the event Phenix attains a profit of $2,500,000 in 2023 (“Proposal One”); (2) in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of 2,000,000 shares of Common Stock to Mr. Oudom in consideration for his payment of $3,000,000 pursuant to a stock purchase agreement dated as of February 27, 2023 between the Company and Mr. Oudom (“Proposal Two”); and (3) in accordance with Nasdaq Marketplace Rule 5635(d), the issuance of 1,330,000 shares of Common Stock to Mr. Oudom pursuant to an agreement dated as of February 27, 2023 in consideration for the prepayment of a $2,000,000 convertible promissory note sold by the Company to Mr. Oudom on December 6, 2022 (“Proposal Three”).

1.	The votes cast by the Shareholders with respect to Proposal One were as follows:

For	Votes Against	Votes Abstain	% Votes for (Based on Total Proxy Shares)
2,179,247.00	105,951.00	860.00	57.13

2.	The votes cast by the Shareholders with respect to Proposal Two were as follows:

For	Votes Against	Votes Abstain	% Votes for (Based on Total Proxy Shares)
2,179,803.00	105,260.00	995.00	57.14

3.	The votes cast by the Shareholders with respect to Proposal Three were as follows:

For	Votes Against	Votes Abstain	% Votes for (Based on Total Proxy Shares)
2,179,294.00	105,672.00	1,092.00	57.13

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2023	BIMI International Medical Inc.

	By:	/s/ Tiewei Song
	Name:	Tiewei Song
	Title:	Chief Executive Officer

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